Exhibit 99.1

MEMORANDUM OF UNDERSTANDING

The plaintiffs Peter D’Orazio, Daniel Himmel, David Lessard, John Oliver, Harvey Silver, Beverly Platt, and Eve Wachsler (collectively, “Plaintiffs”) and defendants (“Defendants,”1 and together with Plaintiffs, the “Parties”) in the consolidated action styled Himmel et al. v. Sherman et al., Case No. 1016-CV24783, in the Circuit Court of Jackson County, Missouri at Kansas City (the “State Lawsuit”)2 and putative class action in the United States District Court for the Western District of Missouri, captioned Platt v. Sherman, et al., No. 4:10-cv-991 (“Federal Lawsuit”) (together with the State Lawsuit, the “Lawsuits”), by and through their respective attorneys, have reached an agreement in principle providing for the settlement of the Lawsuits on the terms and subject to the conditions set forth in this Memorandum of Understanding (“MOU”):

WHEREAS, Defendants Inergy Holdings, L.P. (“Holdings”), Inergy, L.P. (“Inergy”), Inergy GP, LLC, the managing general partner of Inergy (“Inergy GP”), Inergy Holdings GP, LLC, the general partner of Holdings (“Holdings GP”), NRGP Limited Partner, LLC, a wholly owned subsidiary of Holdings GP (“New NRGP LP”), and NRGP MS, LLC, a wholly owned subsidiary of Holdings GP (“MergerCo”), entered into an Agreement and Plan of Merger dated

[1]	Defendants in the lawsuits are John Sherman, Brooks Sherman, Phillip Elbert; Warren Gfeller, Arthur Krause, Richard O’Brien, Inergy Holdings, L.P., Inergy Holdings GP, LLC, NRGP MS LLC, Inergy, L.P., Inergy GP LLC, Inergy Partners, LLC, and NRGP Limited Partner, LLC.
[2]

The defined term “State Lawsuit” includes each of the following: Daniel Himmel v. John J. Sherman et al., No. 1016-CV24783, In the Circuit Court of Jackson County, Missouri, at Kansas City; (ii) John Oliver v. Inergy Holdings, L.P. et al., No. 1016-CV25524, In the Circuit Court of Jackson County, Missouri, at Kansas City; (iii) Peter D’Orazio v. John J. Sherman et al., No. 1016-CV25705, In the Circuit Court of Jackson County, Missouri, at Kansas City; (iv) Harvey Silver v. John Sherman et al., No. 1016-CV26112, In the Circuit Court of Jackson County, Missouri, at Kansas City; and (v) David Lessard v. Inergy Holdings, L.P. et al., No. 1016-CV27141, In the Circuit Court of Jackson County, Missouri, at Kansas City

as of August 7, 2010 (“the Original Agreement”), and thereafter into a First Amended and Restated Agreement and Plan of Merger dated as of September 3, 2010 (the “Merger Agreement”) (collectively, the “Agreements”) whereby, among other things, MergerCo will merge with and into Holdings, the separate existence of MergerCo will cease and Holdings will survive and continue to exist as a Delaware limited partnership, and as a result the outstanding Holdings common units and the IDRs in Inergy that Holdings owns will be cancelled and trading of Holdings common units on the NYSE will cease (collectively, the “Transaction”);

WHEREAS, on August 9, 2010, Holdings filed a Form 8-K attaching a press release announcing the Original Agreement;

WHEREAS, on August 10, 2010, the first of five individual Holding unitholder state court complaints was filed, with complaints filed in the following individual actions: (i) Daniel Himmel v. John J. Sherman et al., No. 1016-CV24783, In the Circuit Court of Jackson County, Missouri, at Kansas City; (ii) John Oliver v. Inergy Holdings, L.P. et al., No. 1016-CV25524, In the Circuit Court of Jackson County, Missouri, at Kansas City; (iii) Peter D’Orazio v. John J. Sherman et al., No. 1016-CV25705, In the Circuit Court of Jackson County, Missouri, at Kansas City; (iv) Harvey Silver v. John Sherman et al., No. 1016-CV26112, In the Circuit Court of Jackson County, Missouri, at Kansas City; and (v) David Lessard v. Inergy Holdings, L.P. et al., No. 1016-CV27141, In the Circuit Court of Jackson County, Missouri, at Kansas City (complaints collectively referred to herein as the “Complaints”). The Complaints allege, among other things, that (i) the individual Defendants breached their fiduciary duties in connection with the Transaction by acting without due care, loyalty, good faith, and independence in seeking approval of the Transaction, (ii) the individual Defendants breached their fiduciary duties by causing a registration statement containing inadequate disclosures to be distributed to the public unitholders, (iii) the individual Defendants breached their fiduciary duties to Plaintiffs by failing to obtain a fair price for Holdings; and (iv) the Inergy Defendants aided and abetted the individual Defendants’ breaches of fiduciary duties;

WHEREAS, the State Lawsuit seeks, among other things, an injunction against the Transaction and/or rescission of the Merger Agreement on the alleged basis that Defendants in the Lawsuit breached their fiduciary duties owed to Plaintiffs and putative class members by acting without good faith in seeking approval of the Transaction, by causing a registration statement containing inadequate disclosures to be distributed to the public unitholders, and by failing to obtain a fair price for Holdings;

WHEREAS, on September 3, 2010, Inergy filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 describing the Transaction (the “Registration Statement”);

WHEREAS, Holdings filed its definitive proxy statement on Schedule 14A (“Definitive Proxy Statement”) on October 1, 2010 with the SEC, and set a date of November 2, 2010 for a meeting of its unitholders to consider and vote on the Transaction;

WHEREAS, on September 8, 2010, Plaintiffs Himmel and Oliver filed a motion to consolidate the five lawsuits into the State Lawsuit, which motion was granted by the Court on October 7, 2010;

WHEREAS, on September 10, 2010, plaintiff Peter D’Orazio filed an amended petition and a motion to expedite discovery and schedule a preliminary injunction hearing;

WHEREAS, on October 13, 2010, plaintiff Beverly Platt filed a putative class action complaint and motion to expedite discovery in the United States District Court for the Western District of Missouri, captioned Platt v. Sherman, et al., No. 4:10-cv-991, alleging state and federal claims premised upon substantially similar factual allegations as those made in the State Lawsuit;

WHEREAS, on October 22, 2010, plaintiff John Oliver filed a Motion to Substitute Named Class Plaintiff, requesting that the court grant him leave to file an amended petition for the purpose of substituting Eve Wachsler as the named plaintiff in the lawsuit.

WHEREAS, although Defendants deny the allegations asserted in the Complaints and the other filings made in the Lawsuits, counsel for Defendants and counsel for Plaintiffs have engaged in arm’s-length negotiations with a view toward a possible settlement of the Lawsuits;

WHEREAS, Defendants agreed to provide certain discovery and made certain documents and information available to counsel for Plaintiffs to enable counsel for Plaintiff to evaluate the Lawsuits’ allegations, including, but not limited to, all minutes of the Holdings Conflicts Committee concerning the Transaction and materials reviewed therein; all minutes of the Inergy Special Committee regarding the transaction; all minutes of the boards of directors of Inergy and Holdings during the relevant time period and materials reviewed therein; and the employment agreements of certain management employees at Holdings;

WHEREAS, the Parties have reached an agreement in principle to settle the Lawsuits on the basis that Holdings will make certain additional disclosures, as more specifically described below, in a Proxy Supplement;

WHEREAS, counsel for Plaintiffs in the Lawsuits (“Plaintiffs’ Counsel”) have determined that a settlement of the Lawsuits on the terms reflected in this MOU is fair, reasonable, adequate, and in the best interests of Holdings’ unitholders;

WHEREAS, Defendants, to avoid the costs, disruption, and distraction of litigation, and without admitting the validity of any allegations made in the Lawsuits, or any liability with respect thereto, have concluded that it is desirable that the claims against them be settled on the terms reflected in this MOU;

WHEREAS, Defendants maintain that none of them have committed any breach of fiduciary duty, any disclosure violation or any other breach or violation whatsoever, including, but not limited to, in connection with authorization and/or consummation of the Transaction and Agreements, or in connection with any disclosures regarding the terms of the Transaction or the Agreements, including, but not limited to, the Definitive Proxy Statement;

NOW, THEREFORE, as a result of the foregoing and the negotiations among counsel to the Parties, the Parties have agreed in principle to settle the Lawsuits, subject to the approval of the Court, on the terms and conditions set forth below (the “Settlement”):

1. In consideration for the Settlement and dismissal with prejudice of the Lawsuits and the releases provided herein and as a result of Plaintiffs’ efforts, Holdings will supplement its Definitive Proxy Statement with the disclosures recommended by Plaintiffs and set forth on Exhibit A hereto (the “Supplemental Disclosures”). Plaintiffs’ Counsel have reviewed and commented on the Supplemental Disclosures.

2. The Parties will in good faith attempt to agree upon and execute an appropriate Stipulation of Settlement (the “Stipulation”) and such other documentation as may be required to obtain final Court approval of the Settlement, and the dismissal of the Lawsuits upon the terms outlined in this MOU (collectively, the “Settlement Documents”).

The Stipulation shall provide, among other things:

a. for conditional certification pursuant to Missouri Rule of Civil Procedure 52.08 of a non-opt-out settlement class of Holdings unitholders (excluding the Defendants) and their successors in interest and transferees, immediate and remote, from August 9, 2010 through and including the closing of the Transaction (the “Settlement Class”);

b. for Defendants to provide notice to the Settlement Class in the manner approved by the Court;

c. for the dismissal with prejudice of the Lawsuits and without fees or costs to any party except as expressly provided herein upon final approval of the Settlement and Settlement Class by the Court;

d. for a release and settlement of all claims completely discharging, releasing, and enjoining any person from ever asserting any and all claims, demands, rights, actions or causes of action of every nature and description whatsoever, rights, liabilities, damages, losses, obligations, judgments, suits, matters and issues of any kind or nature whatsoever, whether known or unknown, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, hidden or concealed, matured or unmatured, that have been, could have been, or in the future can or might be, asserted in the Lawsuits or in any court, tribunal or proceeding (including, but not limited to, any claims arising under federal or state statute, rule or regulation relating to alleged fraud, breach of any duty, negligence, violation of the federal securities laws or otherwise), whether individual, class, direct, derivative, representative, legal, equitable or any other type or in any other capacity against Defendants (or any one of them) or any of their respective families, parent entities, associates, affiliates, divisions, joint ventures or subsidiaries and each and all of their respective past, present or future officers, directors, stockholders, partners, members, principals, representatives, employees, financial or investment advisors, consultants, accountants or auditors, attorneys, investment bankers, commercial bankers, engineers, advisors or agents, heirs, executors, trustees, general or limited partners or partnerships, personal representatives, estates, administrators, predecessors, successors and assigns, any entity in which any of Defendants or any Defendant’s family has a controlling interest, or any trust of which any of Defendants is the settlor or which is for the benefit of any Defendant and or member of his or her family (collectively, the “Released Persons”) which have arisen, could have arisen, or arise now, or relate in any manner to, the allegations, facts, events, transactions, acts, occurrences, statements, representations, misrepresentations, omissions or any other matter, thing or cause whatsoever, or any series thereof, embraced, involved, referred to, set forth, arising out of, or otherwise related to, (i) the Complaints; (ii) any allegations made in the Lawsuits, whether such allegations were set forth in the Complaints, another pleading filed with the Court, or otherwise; (iii) any claim that the Defendants acted without good faith in connection with the Transaction; (iv) the Transaction, including, but not limited to the fiduciary or contractual obligations of any of the Defendants or Released Persons in connection with the Transaction, the negotiations preceding the Transaction and the Agreements or the disclosure obligations of any of the Defendants or Released Persons in connection with the Transaction; (v) the Agreements; (vi) the Registration Statement; (vii) the Definitive Proxy Statement; (viii) all public statements regarding the Transaction or the Agreements and the Definitive Proxy Statement filed by Holdings with the SEC; and/or (ix) any actions, omissions, or events that in any way relate to approval, consideration, consummation, or disclosure obligations relating to the Agreements or the Transaction (the “Settled Claims”).

e. that Defendants release Plaintiffs, members of the Class and their counsel, from all claims arising out of the instituting, prosecution, settlement or resolution of the Lawsuits, provided however, that Defendants shall retain the right to enforce in the Court the terms of the Stipulation or this MOU;

f. that Defendants have denied and continue to deny they have committed, threatened or attempted to commit any violations of law or breached any duty owed to Plaintiffs or anyone else;

g. that Defendants are entering into this Settlement solely because it will eliminate the uncertainty, distraction, burden and expense of litigation;

h. that subject to the Order of the Court, pending final determination of whether the Settlement should be approved, the Plaintiffs and all members of the Settlement Class are barred and enjoined from commencing, prosecuting, instigating or in any way participating in the commencement or prosecution of any action asserting any Settled Claims, either directly, representatively, derivatively or in any other capacity, against Defendants or any Released Person unless otherwise required by law.

3. The Parties agree that, except as expressly provided in this MOU, all proceedings in the Lawsuits shall be stayed pending submission of the proposed Settlement to the Court for its consideration. Other than seeking approval of the Settlement, the certification of the Settlement Class, or as permitted herein or as may be expressly required by the Court, Plaintiffs and Plaintiffs’ Counsel agree that they will not take any action or make any filings in the Lawsuits, including, but not limited to, filing any motion or pleading of any kind that seeks to enjoin, either temporarily or permanently, the Transaction or the unitholder meeting of Holdings regarding the Transaction. Plaintiffs’ counsel agree that all Defendants’ time to answer or otherwise respond to the Complaint or discovery requests (other than requests relating to confirmatory discovery contemplated hereunder) that have been filed to date, or that are contemplated to be filed in the Lawsuits is extended without date. Counsel shall enter into such documentation as shall be required to effectuate the foregoing agreements.

4. The Parties will present the Settlement to the Court for hearing and approval as soon as practicable following appropriate notice to the class members. Holdings shall disseminate such notice and will be solely responsible for the costs thereof on behalf of the individual defendants.

5. The Settlement is expressly conditioned upon: (a) Holdings obtaining the requisite approval of its common unitholders as contemplated in the Merger Agreement; (b) the consummation of the Transaction at the announced consideration with respect to the unaffiliated, public unitholders; (c) the drafting and execution of the Settlement Documents, which the parties agree to undertake in good faith; (d) the conclusion by Plaintiffs and their Counsel after completion of appropriate confirmatory discovery in the Lawsuits reasonably satisfactory to Plaintiffs’ Counsel (as described in Paragraph 6 below) that the proposed Settlement is fair and reasonable; (e) the final approval of the Settlement Class; (f) entry of a judgment by the Court approving all material terms of the Settlement as set forth in the Stipulation; (g) dismissal with prejudice of the Lawsuits that has become final and no longer subject to further appeal or review by lapse of time or otherwise and without awarding costs to any party except pursuant to Paragraph 9; and (h) none of the material terms of the Settlement as set forth in the Stipulation being modified pursuant to any appeal or review. This MOU shall be voidable, at the discretion of Defendants, if the vote of Holdings’ unitholders is enjoined on the basis of any disclosure-based claims or any other claims, in any lawsuit. This MOU shall be null and void and of no force and effect if (i) any of these conditions are not met, or (ii) Plaintiffs’ Counsel in the Lawsuits determine, following completion of confirmatory discovery, that the Settlement is not fair and reasonable. If such determination is made, Plaintiffs’ Counsel may use any of the confirmatory discovery to pursue any appropriate legal proceedings. In such event, this MOU shall not be deemed to prejudice in any way the positions of the parties with respect to the Lawsuits, or to constitute an admission of fact by any party, and shall not entitle any party to recover any costs or expenses incurred in connection with the implementation of this MOU; provided, however, that nothing in this MOU shall preclude Plaintiffs’ counsel from submitting an application for attorney’s fees and reimbursement of costs and expenses if the Transaction is not consummated. Defendants will have the right to contest any such application. Holdings agrees to pay any amount awarded by the Court on behalf of the individual defendants.

6. With respect to the confirmatory discovery, the Parties shall have 30 days following the execution of this MOU to complete confirmatory discovery, and it is understood that absent good cause such confirmatory discovery shall be as follows:

•

Production of the transcripts of depositions of John J. Sherman, R. Brooks Sherman, Jr., Robert Taylor, Curtis Goot, Richard O’Brien, and Steven Jones taken in Joel A. Gerber v. Inergy GP, LLC et al., No. 5864, and G-2 Trading LLC v. Inergy GP, LLC et al., C.A. No. 5816-VCP, in the Court of Chancery of the State of Delaware.

•

If after reviewing the above transcripts, Plaintiffs believe in good faith that there are areas of examination that have not been covered in the earlier depositions that are relevant to confirming the fairness of the Settlement, Plaintiffs reserve the right to take the depositions of (i) a representative of TudorPickering and (ii) Richard O’Brien.

Also, the Parties shall seek the entry of a confidentiality order by the Court in the Lawsuits, which, among other terms, provides that the information previously provided to Plaintiffs’ counsel and pursuant to confirmatory discovery shall only be used in connection with the settlement approval process, that such discovery shall not be disseminated except to any third-party consultant who counsel reasonably believes needs to review such information and who first agrees to be bound by the confidentiality order, and requires that such discovery be returned or destroyed within 30 days of the date the Settlement, if approved, becomes final and non-appealable.

7. The existence of or the provisions contained in this MOU shall not be deemed to prejudice in any way the respective positions of the Parties with respect to the Lawsuits, shall not be deemed a presumption, a concession or admission by any of the parties of any fault, liability or wrongdoing as to any facts, claims or defenses that have been or might have been alleged or asserted in the Lawsuits or with respect to any of the Settled Claims, or any other action or proceeding, and shall not be interpreted, construed, deemed, invoked, offered, or received in evidence or otherwise used by any person in the Lawsuits, or in any other action or proceeding (except for any litigation or judicial proceeding arising out of or relating to the MOU, the Stipulation or the Settlement), whether civil, criminal or administrative, for any purpose other than as provided expressly herein.

8. The releases contemplated by the Settlement extend to claims that Defendants and Plaintiffs for themselves and on behalf of the Class do not know or suspect to exist at the time of the release, which if known, might have affected the decision to enter into the release or to object or not object to the Settlement (the “Unknown Claims”). Plaintiffs, Defendants and each member of the Settlment Class shall be deemed to waive, and shall waive and relinquish to the fullest extent permitted by law any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which governs or limits a person’s release of Unknown Claims; further (i) the Plaintiffs, for themselves and on behalf of the Settlement Class and Defendants shall be deemed to waive, and shall waive and relinquish, to the fullest extent permitted by law, the provisions, rights and benefits of Section 1542 of the California Civil Code which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR

(ii) Plaintiffs, for themselves and on behalf of the Settlement Class and Defendants also shall be deemed to waive any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code § 1542; and (iii) Plaintiffs, for themselves and on behalf of the Settlement Class acknowledge that members of the Settlement Class may discover facts in addition to or different from those that they now know or believe to be true with respect to the subject matter of this release, but that it is their intention, as Plaintiffs and on behalf of the Settlement Class to fully, finally and forever settle and release any and all claims released hereby known or unknown, suspected or unsuspected, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery or existence of such additional or different facts. Plaintiffs and Defendants acknowledge, and the members of the Settlement Class shall be deemed by operation of the entry of a final order and judgment approving the Settlement to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part.

9. Following the negotiation of all other material terms of the Settlement set forth herein, the Parties began arms-length negotiations concerning the amount of the attorneys’ fees, costs and expenses to be paid to Plaintiffs’ Counsel, subject to approval by the Court. Subject to the terms and conditions of this MOU, the terms and conditions of the Stipulation contemplated hereby and subject to final approval of the Settlement by the Court and final approval of such fees as reasonable by the Court, Holdings, or its successor, on behalf of itself and for the benefit of the other Defendants in the Action, shall pay up to $1,000,000 to state court Plaintiffs’ Counsel for their fees and expenses. Counsel for Plaintiffs agrees not to seek Court approval for an award of fees and expenses that exceeds $1,000,000. Holdings or its successor or its insurer shall pay the fees and expenses award to state court Plaintiffs’ Counsel in the Action within ten (10) business days of execution of the Court’s order approving the settlement of the Action and dismissing the Action with prejudice; provided, however, that in all events, no award of attorneys’ fees and expenses shall be paid or payable unless the Transaction closes. In the event that such order is reversed or modified on appeal, Plaintiffs’ Counsel shall refund to Defendants the advance amount and all interest accrued thereon.

10. This MOU will be executed by counsel for the Parties to the Lawsuits, each of whom represents and warrants that they have the authority from their client(s) to enter into this MOU and bind their clients thereto. This MOU may be executed in counterparts by the signatories hereto, including by facsimile, and as so executed shall constitute one agreement. Plaintiffs and Plaintiffs’ Counsel represent and warrant that Plaintiffs are the only holders and owner of the claims and causes of action asserted in the Lawsuits, and that none of Plaintiffs’ claims or causes of action referred to in any complaint or amended complaint in the Lawsuits have been assigned, encumbered or in any manner transferred in whole or in part.

11. This MOU and the Settlement contemplated by it shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to Delaware conflict of law rules.

12. This MOU may be modified or amended only by a writing signed by the signatories hereto.

13. This MOU shall be binding upon and inure to the benefit of the Parties and their respective agents, executors, heirs, successors and assigns.

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VINSON & ELKINS LLP

BY:	/s/ Michael C. Holmes (with permission, by HLP)

Mark S. Foster

Robin K. Carlson

STINSON MORRISON HECKER LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64105

Phone: (816) 842-8600

Fax: (816) 691-3495

mfoster@stinson.com

rcarlson@stinson.com

Michael C. Holmes Trammell Crow Center 2001 Ross Avenue, Suite 2700 Dallas, TX 75201 Phone: (214) 220-7700 Fax: (214) 220-7716 mholmes@velaw.com
Hilary Preston 666 Fifth Avenue, 26th Floor New York, NY 10103 Phone: (212) 237-0129 Fax: (212) 237-0100 hpreston@velaw.com

Attorneys for Defendants John Sherman, Brooks Sherman, Phillip Elbert; Warren Gfeller, Arthur Krause, , Inergy Holdings, L.P., Inergy Holdings GP, LLC, NRGP MS LLC, Inergy, L.P., Inergy GP LLC, Inergy Partners, LLC, and NRGP Limited Partner, LLC

ANDREWS KURTH LLP

	BY:	/s/ Gerald L. Bracht
G. Edgar James POLSINELLI SHUGHART Twelve Wyandotte Plaza 120 W. 12th Street Kansas City, MO 64105 Phone: (816) 395-0661 Fax: (816) 374-0509 ejames@polsinelli.com		Gerald L. Bracht 600 Travis, Suite 4200 Houston, Texas 77002 Telephone: (713) 220-4706 Fax: (713) 238-7358 geraldbracht@andrewskurth.com Attorneys for Defendant Richard O’Brien

ROBBINS UMEDA LLP

	BY:	/s/ Stephen J. Oddo
Jason Pottenger YONKE & POTTENGER, LLC 1100 Main Street, Suite 2450 Kansas City, Missouri 64105 Telephone: (816) 221-6000 Fax: (816) 221-6400 jpottenger@yplawfirm.com

Brian J. Robbins

Stephen J. Oddo

Rebecca A. Peterson

Gina Stassi

600 B. Street, Suite 1900

San Diego, California 92101

Telephone: (619) 525-3900

Fax: (619) 525-3991

BRobbins@robbinsumeda.com

SOddo@robbinsumeda.com

RPeterson@robbinsumeda.com

GStassi@robbinsumeda.com

Attorneys for Plaintiff Himmel

BY:	/s/ David A. Rosenfeld

Tim Dollar

DOLLAR, BURNS & BECKER, L.C

Michael S. Kilgore

1100 Main Street, Suite 2600

Kansas City, Missouri 64105

Telephone: (816) 876-2600

Fax: (816) 221-8763

timd@dollar-law.com

michaelk@dollar-law.com

Samuel H. Rudman

David A. Rosenfeld

Mark S. Reich

Carolina C. Torres

Joseph Russello

ROBBINS GELLER RUDMAN & DOWD LLP

58 South Service Road, Suite 200

Melville, NY 11747

Telephone: (631) 367-7100

Facsimile: (631) 367-1173

SRudman@rgrdlaw.com

DRosenfeld@rgrdlaw.com

mreich@rgrdlaw.com

ctorres@rgrdlaw.com

jrussello@rgrdlaw.com

Attorneys for Plaintiffs Oliver and Wachsler

	BY:	/s/ Juan E. Monteverde
John Parisi SHAMBERG, JOHNSON & BERGMAN, CHTD. 2600 Grand Blvd., Suite 550 Kansas City, Missouri 64108 Telephone: (816) 474-0004 Fax: (816) 474-0003 jparisi@sjblaw.com

Nadeem Faruqi

Anthony Vozzolo

Juan E. Monteverde

Adam R. Gonnelli

FARUQI & FARUQI, LLP

369 Lexington Ave., 10th Floor

New York, NY 10017

Tel: (212) 983-9330

Fax: (212) 983-9331

nfaruqi@faruqilaw.com

avozzolo@faruqilaw.com

jmonteverde@faruqilaw.com

agonnelli@faruqilaw.com

Attorneys for Plaintiff D’Orazio

	BY:	/s/ Joseph Levi
Rowdy Meeks ROWDY MEEKS LEGAL GROUP LLC 4717 Grand Avenue, Suite 840 Kansas City, Missouri 64112 Telephone: (816) 531-2277 Fax: (816) 531-7722 Rowdy.Meeks@rmlegalgroup.com		Joseph Levi LEVI KORSINSKY LLP 30 Broad Street, 15th Floor New York, NY 10004 Telephone: (212) 363-7500 Fax: (212) 363-7171 jlevi@zlk.com

Attorneys for Plaintiff Silver

	BY:	/s/ Patricia C. Weiser
Jason Pottenger YONKE & POTTENGER, LLC 1100 Main Street, Suite 2450 Kansas City, Missouri 64105 Telephone: (816) 221-6000 Fax: (816) 221-6400		Patricia C. Weiser Henry J. Young THE WEISER LAW FIRM, P.C. 121 N. Wayne Ave., Suite 100 Wayne, PA 19087 Telephone: (610) 225-2677 pw@weiserlawfirm.com hjy@weiserlawfirm.com

Katherine Ryan Richard Maniskas RYAN & MANISKAS, LLP 995 Old Eagle School Rd., Suite 311 Wayne, PA 19087 Telephone: (484) 588-5516 Fax: (484) 450-2582 kryan@rmclasslaw.com rmaniskas@rmclasslaw.com

Attorneys for Plaintiff Lessard

	BY:	/s/ Joshua M. Lifshitz (with permission, by David Rosenfeld)
Don R. Lolli DYSART TAYLOR LAY COTTER & McMONIGLE P.C. 4420 Madison Avenue Kansas City, MO 64111 Telephone: (816) 931-2700 dlolli@dysarttaylor.com		Joshua M. Lifshitz Peter D. Bull BULL & LIFSHITZ, LLP 18 East 41st Street New York, New York 10017 (212) 213-6222

Attorneys for Plaintiff Platt

Dated: October 25, 2010

EXHIBIT A TO MEMORANDUM OF UNDERSTANDING

August 7 Opinion

Status Quo Financial Forecasts Details

	Management’s Status Quo					Management’s Base Case					Base Case Sensitivity
Status Quo
	2011	2012	2013	2014	2015	2011	2012	2013	2014	2015	2011	2012	2013	2014	2015
EBITDA	$375	$420	$444	$452	$452	$385	$439	$472	$489	$498	$397	$463	$508	$537	$559
Distributable Cash Flow	265	294	304	305	306	272	309	326	336	344	283	329	357	376	396
Distributed Cash Flow	252	280	289	291	292	259	294	311	320	328	269	314	340	359	377
Distributable Cash Flow
To LP Units	$189	$206	$211	$212	$212	$194	$216	$226	$232	$237	$201	$228	$245	$257	$268
To GP & IDRs	76	88	93	94	94	78	93	101	104	107	82	101	112	120	127
Distributed Cash Flow
To LP Units	$183	$199	$203	$204	$205	$188	$208	$218	$223	$229	$194	$220	$236	$247	$259
To GP & IDRs	70	81	86	87	87	72	86	93	96	99	75	93	104	111	118

Selected Trading Metrics Analysis

	Equity Value as a Multiple of Cash Flow Received from the Underlying MLP		Implied GP Equity Value as a Multiple of Cash Flow Received from Combined GP Interest
	2010 Estimated	2011 Estimated	2010 Estimated	2011 Estimated
Alliance Holdings GP, L.P.	19.7x	17.0x	22.2x	18.7x
Energy Transfer Equity L.P.	15.6x	14.5x	14.6x	13.4x
Enterprise GP Holdings, L.P.	20.3x	18.4x	24.6x	22.0x
Penn Virginia GP Holdings, L.P.	12.8x	11.9x	15.4x	13.6x
NuStar GP Holdings, LLC	16.4x	16.0x	18.7x	17.9x

EXHIBIT A TO MEMORANDUM OF UNDERSTANDING

Selected Transactions Metrics Analysis

					Public GP Equity Value as a Multiple of Projected Total Cash Flow			Implied GP Equity Value as a Multiple of Projected Combined GP Interest Cash Flow
Date	Acquirer	Target	Consideration	Transaction Value	Last Twelve Months	Next Fiscal Year	Subsequent Fiscal Year	Last Twelve Months	Next Fiscal Year	Subsequent Fiscal Year
07/22/2010	First Reserve Corporation/Crestwood Midstream Partners II, LLC	Quicksilver Gas Services GP LLC	Cash	$644	22.2x	21.7x	18.9x	184.9x	137.1x	81.5x
06/11/2010	Buckeye Partners, L.P.	Buckeye GP Holdings L.P.	Stock	1,161	26.7	24.4	22.3	26.8	24.5	22.4
05/11/2010	Energy Transfer Equity, L.P.	Regency GP LP	Stock	300	NM	34.5	19.2	NA	44.1	23.8
01/26/2010	Quintana Capital Group, L.P.	Genesis Energy, LLC	Cash	85	15.4	10.3	6.1	15.4	10.3	6.1
03/03/2009	Magellan Midstream Partners, L.P.	Magellan Midstream Holdings, L.P.	Stock	1,148	12.9	11.4	9.8	12.9	11.4	9.8
09/05/2007	MarkWest Energy Partners, L.P.	MarkWest Hydrocarbons, Inc.	Mix	734	20.4	20.6	15.5	22.4	22.8	16.0
06/18/2007	General Electric Capital Corporation	Regency GP L.P.	Cash	603	22.6	21.2	16.6	167.2	135.9	47.3
04/03/2007	ArcLight Capital Partners, LLC, Kelso & Company and Lehman Brothers Holdings Inc.	Buckeye GP Holdings L.P.	Cash	412	24.6	23.0	20.3	24.7	22.9	20.3
06/19/2006	Morgan Stanley Capital Group	TransMontaigne Inc.	Cash	539	NM	NM	NM	NM	NM	NM
06/12/2006	Plains All American Pipeline, L.P.	Pacific Energy Partners, L.P.	Mix	700	27.9	26.4	23.8	182.1	130.4	88.9
02/23/2005	Enterprise GP Holdings L.P.	TEPPCO GP, Inc	Mix	1,100	14.8	14.1	13.0	14.8	14.0	12.9
11/01/2004	Valero L.P.	Kaneb Services LLC	Cash	545	19.6	18.6	17.6	23.7	22.1	20.0
09/16/2004	ONEOK, Inc.	Northern Plains Natural Gas Company, LLC	Mix	175	15.8	16.4	16.3	16.2	16.9	16.7
12/15/2003	Enterprise Products Partners L.P.	GulfTerra Energy Company, L.L.C.	Cash	425	12.1	9.5	9.0	12.1	9.5	9.0

Premiums Paid Analysis

General Partners

Target	Acquiror	% Stock	1 Calendar Day Prior	7 Calendar Days Prior	30 Calendar Days Prior
Buckeye GP Holdings L.P.	Buckeye Partners L.P.	100%	32%	37%	20%
Magellan Midstream Holdings L.P.	Magellan Midstream Partners L.P.	100	25	19	18
Hiland Holdings GP, L.P.	Harold Hamm	0	21	(14)	30
MarkWest Hydrocarbon Inc.	MarkWest Energy Partners L.P.	67	22	23	17
TransMontaigne Inc.	Morgan Stanley Capital Group Inc.	0	23	51	47
Kaneb Services LLC	Valero L.P.	0	38	34	33

Arms-length MLPs

Target	Acquiror	% Stock	1 Calendar Day Prior	7 Calendar Days Prior	30 Calendar Days Prior
Pacific Energy Partners L.P.	Plains All-American Pipeline L.P.	100%	11%	10%	14%
Kaneb Pipe Line Partners L.P.	Valero L.P.	100	21	18	19
GulfTerra Energy Partners L.P.	Enterprise Products Partners L.P.	100	2	4	2
Santa Fe Pacific Pipeline Partners L.P.	Kinder Morgan Energy Partners L.P.	100	32	33	40

EXHIBIT A TO MEMORANDUM OF UNDERSTANDING

Related Party MLPs

Target	Acquiror	% Stock	1 Calendar Day Prior	7 Calendar Days Prior	30 Calendar Days Prior
Williams Pipeline Partners L.P.	Williams Partners L.P.	100%	0%	(2)%	4%
Teppco Partners L.P.	Enterprise Products Partners L.P.	100	8	15	33
Atlas Energy Resources, LLC	Atlas America, Inc.	100	0	8	32
Hiland Partners, L.P.	Harold Hamm	0	27	0	48

September 22 Opinion

Status Quo Financial Forecasts Details

	Management’s Status Quo					Management’s Base Case					Base Case Sensitivity
Status Quo
	2011	2012	2013	2014	2015	2011	2012	2013	2014	2015	2011	2012	2013	2014	2015
EBITDA	$432	$494	$516	$538	$538	$441	$512	$544	$575	$585	$442	$526	$569	$613	$634
Distributable Cash Flow	292	346	355	371	372	299	359	375	398	406	300	369	394	424	441
Distributed Cash Flow	295	330	338	353	354	299	342	358	379	386	299	351	375	404	420
Distributable Cash Flow
To LP Units	$222	$253	$257	$265	$266	$226	$261	$270	$283	$288	$226	$267	$281	$298	$308
To GP & IDRs	71	93	98	106	106	73	98	105	115	118	74	102	113	126	133
Distributed Cash Flow
To LP Units	$223	$244	$249	$256	$257	$226	$253	$261	$273	$278	$226	$258	$271	$288	$297
To GP & IDRs	72	85	90	97	97	73	90	96	106	109	73	94	104	116	123

Selected Trading Metrics Analysis

	Equity Value as a Multiple of Cash Flow Received from the Underlying MLP		Implied GP Equity Value as a Multiple of Cash Flow Received from Combined GP Interest
	2010 Estimated	2011 Estimated	2010 Estimated	2011 Estimated
Alliance Holdings GP, L.P.	20.4x	17.6x	21.9x	18.3x
Energy Transfer Equity L.P.	16.3x	14.6x	16.1x	14.2x
Nustar GP Holdings, LLC	16.9x	16.5x	19.5x	18.6x

EXHIBIT A TO MEMORANDUM OF UNDERSTANDING

Selected Transactions Metrics Analysis

					Public GP Equity Value as a Multiple of Projected Total Cash Flow			Implied GP Equity Value as a Multiple of Projected Combined GP Interest Cash Flow
Date	Acquirer	Target	Consideration	Transaction Value	Last Twelve Months	Next Fiscal Year	Subsequent Fiscal Year	Last Twelve Months	Next Fiscal Year	Subsequent Fiscal Year

09/21/2010	Penn Virgnina Resource Partners LP	Penn Virgninia GP Holdings LP	Stock	$948	16.8x	14.6x	14.0x	23.5x	17.1x	15.9x
09/07/2010	Enterprise Products Partners LP	Enterprise GP Holdings L.P.	Stock	9,123	35.3	22.9	21.3	40.2	23.9	22.2
07/22/2010	First Reserve Corporation/Crestwood Midstream Partners II, LLC	Quicksilver Gas Services GP LLC	Cash	$644	22.2x	21.7	18.9	184.9	137.1	81.5
06/11/2010	Buckeye Partners, L.P.	Buckeye GP Holdings L.P.	Stock	1,161	26.7	24.4	22.3	26.8	24.5	22.4
05/11/2010	Energy Transfer Equity, L.P.	Regency GP LP	Stock	300	NM	34.5	19.2	NA	44.1	23.8
01/26/2010	Quintana Capital Group, L.P.	Genesis Energy, LLC	Cash	85	15.4	10.3	6.1	15.4	10.3	6.1
03/03/2009	Magellan Midstream Partners, L.P.	Magellan Midstream Holdings, L.P.	Stock	1,148	12.9	11.4	9.8	12.9	11.4	9.8
09/05/2007	MarkWest Energy Partners, L.P.	MarkWest Hydrocarbons, Inc.	Mix	734	20.4	20.6	15.5	22.4	22.8	16.0
06/18/2007	General Electric Capital Corporation	Regency GP LP	Cash	603	22.6	21.2	16.6	167.2	135.9	47.3
04/03/2007	ArcLight Capital Partners, LLC, Kelso & Company and Lehman Brothers Holdings Inc.	Buckeye GP Holdings L.P.	Cash	412	24.6	23.0	20.3	24.7	22.9	20.3
06/19/2006	Morgan Stanley Capital Group	TransMontaigne Inc.	Cash	539	NM	NM	NM	NM	NM	NM
06/12/2006	Plains All American Pipeline, L.P.	Pacific Energy Partners, L.P.	Mix	700	27.9	26.4	23.8	182.1	130.4	88.9
02/23/2005	Enterprise GP Holdings L.P.	TEPPCO GP, Inc	Mix	1,100	14.8	14.1	13.0	14.8	14.0	12.9
11/01/2004	Valero L.P.	Kaneb Services LLC	Cash	545	19.6	18.6	17.6	23.7	22.1	20.0
09/16/2004	ONEOK, Inc.	Northern Plains Natural Gas Company, LLC	Mix	175	15.8	16.4	16.3	16.2	16.9	16.7
12/15/2003	Enterprise Products Partners L.P.	GulfTerra Energy Company, L.L.C.	Cash	425	12.1	9.5	9.0	12.1	9.5	9.0

Premiums Paid Analysis—General Partners

Target	Acquiror	% Stock	1 Calendar Day Prior	7 Calendar Days Prior	30 Calendar Days Prior

Penn Virginia GP Holdings, L.P.	Penn Virginia Resource Partners L.P.	100%	9%	11%	27%
Enterprise GP Holdings L.P.	Enterprise Products Partners, L.P.	100	16	19	13
Buckeye GP Holdings L.P.	Buckeye Partners L.P.	100	32	37	20
Magellan Midstream Holdings, L.P.	Magellan Midstream Partners, L.P.	100	25	19	18
Hiland Holdings GP, L.P.	Harold Hamm	0	21	(14)	30
MarkWest Hydrocarbon, Inc.	MarkWest Energy Partners L.P.	67	22	23	17
TransMontaigne Inc.	Morgan Stanley Capital Group Inc.	0	23	51	47
Kaneb Services LLC	Valero L.P.	0	38	34	33

EXHIBIT A TO MEMORANDUM OF UNDERSTANDING

Arms-length MLPs

Target	Acquiror	% Stock	1 Calendar Day Prior	7 Calendar Days Prior	30 Calendar Days Prior

Pacific Energy Partners L.P.	Plains All-American Pipeline L.P.	100%	11%	10%	14%
Kaneb Pipe Line Partners L.P.	Valero L.P.	100	21	18	19
GulfTerra Energy Partners L.P.	Enterprise Products Partners L.P.	100	2	4	2
Santa Fe Pacific Pipeline Partners L.P.	Kinder Morgan Energy Partners L.P.	100	32	33	40

Related Party MLPs

Target	Acquiror	% Stock	1 Calendar Day Prior	7 Calendar Days Prior	30 Calendar Days Prior

Williams Pipeline Partners L.P.	Williams Partners L.P.	100%	0%	(2)%	4%
Teppco Partners L.P.	Enterprise Products Partners L.P.	100	8	15	33
Atlas Energy Resources, LLC	Atlas America, Inc.	100	0	8	32
Hiland Partners, L.P.	Harold Hamm	0	27	0	48